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                                  Exhibit 10.3

                          Interest Rate Swap Agreement

                                                                    Exhibit 10.3

                                                          CLAYTON UTZ
-------------------------------------------------------------------------------

Commonwealth Bank of Australia
ABN 48 123 123 124
Party A

Perpetual Trustee Company Limited
ABN 42 000 001 007
Party B

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946
Manager

Series 2002-1G Medallion Trust
ISDA Master Agreement
(Interest Rate Swap Agreement)

                                  CLAYTON UTZ
                                    Lawyers
         Levels 23-35 No 1 O'Connell Street Sydney NSW 2000 Australia
           PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                   Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
               Our ref - 801/784/21697903 Contact - Ben Sandstad

           Sydney . Melbourne . Brisbane . Perth . Canberra . Darwin

 Liability is limited by the Solicitors Scheme under the Professional Standards
                                 Act 1994 NSW

                                   Schedule

                                    to the

                               MASTER AGREEMENT

                     dated as of 14 February 2002 between
                 Securitisation Advisory Services Pty. Limited
                              ABN 88 064 133 946
                                 ("Manager")

                                     and

                        Commonwealth Bank of Australia
                              ABN 48 123 123 124
                                 ("Party A")
                                     and

                       Perpetual Trustee Company Limited
                              ABN 42 000 001 007
               as trustee of the Series 2002-1G Medallion Trust
                                 ("Party B")

Part 1. Termination provisions

(a)     "Specified Entity" in relation to

        (i)  Party A, is not applicable; and

        (ii) Party B, is not applicable.

(b)     "Specified Transaction" means - not applicable.

(c)     (i)  The following provisions of Section 5 will not apply to Party A:

             Section 5(a)(ii)  Section 5(a)(v)   Section 5(a)(viii) Section 5(b)(iv)
             Section 5(a)(iii) Section 5(a)(vi)  Section 5(b)(ii)
             Section 5(a)(iv)  Section 5(a)(vii) Section 5(b)(iii)

        (ii) The following provisions of Section 5 will not apply to Party B:

             Section 5(a)(ii)  Section 5(a)(v)   Section 5(a)(viii) Section 5(b)(iv)
             Section 5(a)(iii) Section 5(a)(vi)  Section 5(b)(ii)
             Section 5(a)(iv)  Section 5(a)(vii) Section 5(b)(iii)

(d) The "Automatic Early Termination" provisions of Section 6(a) will not apply.

(e)     Payments on Early Termination. For the purpose of Section 6(e) of this
        Agreement:

        (i)  A.  in respect of the Basis Swap, Loss will apply; and

             B. in respect of the Fixed Rate Swap and the Interest Rate Basis Cap, Market Quotation will apply;

        (ii) A. in respect of the Basis Swap, neither the First Method nor the Second Method will apply; and

              B. in respect of the Fixed Rate Swap and the Interest Rate Basis
                 Cap, the Second Method will apply; and

        (iii) the definition of "Loss" is amended by adding the following sentence at the end of that definition:

              "However in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero.".

(f)     "Termination Currency" means Australian dollars.

(g) Additional Termination Event. The following is an Additional Termination Event in relation to which Party B is the only Affected Party and the Basis Swap is the only Affected Transaction:

        If, on any day on which the weighted average Mortgage Rate applicable to the Mortgage Loans forming part of the Assets of the Series Trust which are charged interest at a variable rate is equal to or greater than the then Threshold Rate, Party A notifies Party B and each Rating Agency of its intention to terminate the Basis Swap.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

        (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

        (iii) the satisfaction of the agreement of the other party contained in
              Section 4(d) of this Agreement,

        provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A will and Party B will make the following representation:

        It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other

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party the following documents, as applicable:

(a)     Tax forms, documents or certificates to be delivered are:


Party required to        Form/Document/Certificate                    Date by which to be delivered
deliver  document
Party A and Party B      Any document or certificate reasonably       On the earlier of (a) learning that such
                         required or reasonably requested by a        document or certificate is required and
                         party in connection with its obligations     (b) as soon as reasonably practicable
                         to make a payment under this                 following a request by a party.
                         Agreement which would enable that
                         party to make the payment free from
                         any deduction or withholding for or on
                         account of Tax or which would reduce
                         the rate at which deduction or
                         withholding for or on account of Tax is
                         applied to that payment.



(b)     Other documents to be delivered are:

Party required           Form/Document/Certificate          Date by which to be delivered         Covered by
to deliver                                                                                        Section 3(d)
document                                                                                         Representation

Party A                  A certificate from Party A (or,    On execution and delivery of          Yes
                         if available, Party A's current    any Confirmation unless that
                         authorised signature book)         certificate has already been
                         specifying the names, title and    supplied for that purpose and
                         specimen signatures of the         remains true and in effect and
                         Authorised Officers of Party A.    when the list is updated or upon
                                                            request.

Party A, Party B         A legal opinion as to the          On or at any time prior to the        No
and the Manager          validity and enforceability of     Closing Date.
                         that party's obligations under
                         this Agreement in form and
                         substance (and issued by legal
                         counsel) reasonably acceptable
                         to the other party.

The Manager              A copy (certified by the           Not less than 5 Business Days         Yes
                         Manager) of the Credit Support     (or such lesser period as Party
                         Document and (without              A agrees to) before the Trade
                         limiting any obligation Party B    Date of the first occurring
                         may have under the terms of        Transaction and in the case of
                         the Credit Support Document to     any amending documents
                         notify Party A of amendments)      entered into subsequent to that
                         a copy (certified by the           date, promptly after each
                         Manager) of any document that      amending document (if any)
                         amends in any way the terms of     has been entered into.
                         the Credit Support Document.



For the purposes of this paragraph (b) a copy of a document is taken to be certified by the Manager if an Authorised Officer of the Manager or legal counsel for the Manager has certified it to be a true and complete copy of the document of which it purports to be a copy.

Part 4. Miscellaneous

(a)     Addresses for Notices. For the purpose of Section 12(a) of this
        Agreement:

        Address for notices or communications to Party A:

               Address:         Commonwealth Bank of Australia
                                Level 1
                                48 Martin Place
                                Sydney NSW 2000
                                AUSTRALIA

               Attention:       Manager, Securitisation

               Facsimile No.:   612 9378 2481

        Address for notices or communications to Party B:

               Address:         Perpetual Trustee Company Limited
                                Level 7
                                9 Castlereagh Street
                                Sydney NSW 2000
                                AUSTRALIA

               Attention:       Manager, Securitisation Services

               Facsimile No.:   612 9221 7870

        Additionally, a copy of all notices as well as any changes to a party's address, telephone number or facsimile number should be sent to:

               Address:         Securitisation Advisory Services Pty. Limited
                                Level 6
                                48 Martin Place
                                Sydney NSW 2000
                                AUSTRALIA

               Attention:       Manager, Securitisation

               Facsimile No.:   612 9378 2481

(b)     Process Agent. For the purpose of Section 13(c) of this
        Agreement:

        Party A appoints as its Process Agent - Not Applicable

        Party B appoints as its Process Agent - Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this
        Agreement.

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is the Manager.

(f)     Credit Support Document. Details of any Credit Support Document:

        (i)      in relation to Party A: Nil;

        (ii)     in relation to Party B: the Security Trust Deed.

(g)     Credit Support Provider.

        (i)      In relation to Party A: Not Applicable.

        (ii)     In relation to Party B: Not Applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

        "(i) submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them; and".


(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of the following groups of
        Transactions:

        Group 1 - all Transactions being swaps

        Group 2 - all Transactions being interest rate options

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), Party A and Party B are deemed not to have any Affiliates.

Part 5. Other Provisions.

(1)     Payments: In Section 2:

        (a)     In Section 2(a)(i) add the following sentence:

                "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party.".

        (b) In Section 2(a)(ii) the first sentence is deleted and replaced with the following sentence:

                "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 10.00am on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off,counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency.".

        (c) Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

                "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under
                          Section 2(a) (i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).".

        (d)     Add the following new sentence to Section 2(b):

                "Each new account so designated will be in the same tax jurisdiction as the original account.".

       (e) In Section 2(c) insert the following words at the end of the first paragraph:

               "Subject to Section 2(f), the aggregate amount that would otherwise be payable will not take into account amounts due on that Payment Date pursuant to Sections 2(g), 17, 18 or 19.".

       (f)     Delete Section 2(d)(i)(4) in its entirety.

       (g)     In Section 2(d)(ii)(1) delete the following where they appear:

               "in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)".

       (h)     Insert new Sections 2(f) and 2(g) as follows:

               "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c):

                      (i) in respect of a Fixed Rate Swap, then such amount will, unless otherwise agreed between Party A and Party B, be satisfied in part, or whole, from the then Fixed Rate Prepayment Balance; and

                      (ii) in respect of the Basis Swap, then such amount will, unless otherwise agreed between Party A and Party B, be satisfied in part, or whole, from the then Basis Prepayment Balance.

               (g)    On each Payment Date that a Fixed Rate Swap is existing:

                      (i) Party B will pay Party A any Net Break Payment determined by the Manager on the preceding Determination Date in accordance with the Series Supplement; and

                      (ii) Party A will pay Party B any Net Break Receipt determined by the Manager on the preceding Determination Date in accordance with the Series Supplement."

(2)    Representations:  In Section 3:

       (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

               "(including in the case of a party being an ADI (as that term is defined in the Banking Act, 1959 (Cth)), Section 86 of the Reserve Bank Act, 1969 (Cth) and section 13A(3) of the Banking Act, 1959 (Cth))."

       (b) Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

               (i) Non-Reliance. It is acting for its own account (in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also upon the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

               (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

               (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

       (c)     after "Section 3(f)" in line 2 insert "3(g), 3(h) and 3(i)";

       (d)     insert the following new paragraphs (g), (h) and (i) in
               Section 3 immediately after Section 3(f):

               "(g) Series Trust: By Party B, in respect of Party B only:

                      (i) Trust Validly Created. The Series Trust has been validly created and is in existence at the date of this Agreement.

                      (ii) Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

                      (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

                      (iv)   Power. It has power under the Master Trust Deed to:

                             (A) enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Series Trust; and

                             (B) mortgage or charge the Assets of the Series Trust in the manner provided in the Credit Support Document in relation to Party B.

                      (v) Good Title. It is the lawful owner of the Assets of the Series Trust and, subject only to the Credit Support Document in relation to Party B and any Security Interest permitted under the Credit Support Document in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Series Trust).

               (h) Non Assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or given any charge over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under any Credit Support Document specified in relation to Party B.

               (i) Contracting as principal. Each existing Transaction has been entered into by that party as principal and not otherwise.".

(3) Failure to Pay or Deliver: In Section 5(a)(i) delete the words "third Local" where they appear in line 3 and replace them with the word "tenth".

(4)    Termination:  In Section 6:

       (i)     Add the following sentence at the end of the first paragraph of
               Section 6(b)(ii):

               "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Series Trust being funds available for such application in accordance with the provisions of the Master Trust Deed and the Series Supplement.".

       (ii)    Add the following sentence at the end of the second paragraph of
               Section 6(b)(ii):

               "However, if Party A is that other party it must, if so requested by the Manager with the prior consent of the Rating Agencies, use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement).".

       (iii)   Add the following sentence at the end of the last paragraph of
               Section 6(b)(ii):

               "However, consent may be withheld if the other party considers that its credit exposure to the transferee would be adversely affected by the transfer.".

       (iv) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(5)    Facsimile Transmission:  In Section 12:

       (a)     delete the following words where they appear on lines 2 and 3 of
               Section 12(a):

               "(except that a notice or other communication under Section 5 or Section 6 may not be given by facsimile transmission or electronic messaging system)";

       (b)     replace Section 12(a)(iii) with:

               "(iii) if sent by facsimile transmission, on the date a
                      transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"; and

       (c)     insert a new paragraph (vi) in Section 12(a) immediately after
               Section 12(a)(v) as follows:

               "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting.".

(6)    Definitions: In this Agreement, unless the contrary intention appears:

       (a)     Master Trust Deed and Series Supplement:  Subject to Part 5(6)
               (h) of this Schedule, unless otherwise defined in this Agreement, words and phrases defined in the Master Trust Deed or the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Subject to Part 5(6)(h) of this Schedule, where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement) and/or the CBA Trust, as the context requires.

       (b)     Trustee Capacity:

               (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

               (ii) a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in paragraph (i) only.

       (c)     Definitions:  in Section 14:

               (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                      ""Affected Transactions" means, with respect to a
                        Termination Event:

                      (a) where an Early Termination Date is designated pursuant to Part 1(g) of the Schedule, the Basis Swap; and

                      (b) where an Early Termination Date is designated following the occurrence of any other Termination Event, all Transactions."; and

                      ""Local Business Day" has the same meaning as "Business Day"."; and

               (ii)   insert the following new definitions:

                      ""Amounts Outstanding" in relation to a Mortgage Loan means, at any given time, the amount recorded at that time as the balance of the Mortgage Loan in the Mortgage Loan System which balance includes amounts which have been charged to the Mortgage Loan but excludes amounts which have been or are, accrued against the Mortgage Loan.

                      "Basis Prepayment Balance" means the amount then standing to the credit of the Collections Account in respect of prepayments by Party A pursuant to Sections 18(c) or (d) and which has not been utilised pursuant to Section 2(f)

                      "Basis Swap Administered Rate" means, in relation to a Distribution Date, the amount determined in accordance with the following calculation and expressed as a percentage:

                                      BSA
                      (SII x --------------------) + VIE
                             FRSA + OFRSA + BSA               365
               BSAR = ------------------------------------- x ----
                                   BSA                          n

               where:

               BSAR =  the Basis Swap Administered Rate for that Distribution
                       Date;

               SII = the Short-Term Investment Income in relation to that Distribution Date;

               FRSA = the Fixed Rate Swap Amount for the Calculation Period ending immediately before that Distribution Date;

               OFRSA = the Other Fixed Rate Swap Amount for the Calculation
                       Period ending immediately before that Distribution
                       Date;

               BSA = the Basis Swap Amount for the Calculation Period ending immediately before that Distribution Date;

               VIE = the Variable Interest Earned in relation to that Distribution Date; and

               n = the number of days in the Swap Collection Period immediately preceding that Distribution Date.

               "Basis Swap" means the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Manager).

               "Basis Swap Amount" in relation to a Calculation Period means the aggregate Amounts Outstanding in relation to all Mortgage Loans being charged a variable rate as at the opening of business on the Determination Date falling within the preceding Calculation Period.

               "Conversion" means the conversion of a Mortgage Loan forming part of the Assets of the Series Trust which is being charged interest at a variable rate to a Mortgage Loan which is being charged interest at a fixed rate.

               "Eligible Account" means an account in the name of the Trustee as trustee of the Series Trust held with a financial institution with short term credit ratings of P-1 by Moody's, F1 by Fitch and A-1+ by Standard & Poor's and includes the Collections Account to the extent that the holder of the Collections Account is rated in this manner.

               "End Date" means the date on which a Mortgage Loan is to cease being charged interest at a fixed rate.

               "Fixed Interest Earned" in relation to a Distribution Date, and the Swap Collection Period ending immediately prior to that Distribution Date, means the aggregate of:

               . all debit entries made during that Swap Collection Period to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a fixed rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Swap Collection Period to those accounts to the extent paid by CBA pursuant to clause 15.4 of the Series Supplement and deposited to the Collections Account prior to that Distribution Date); and

               . the aggregate, as at the close of business on the last day of that Swap Collection Period, of all accrued but not charged fixed rate interest on the Mortgage Loans forming part of the Assets of the Series Trust less the aggregate, as at the opening of business on the first day of that Swap Collection Period, of all accrued but not charged fixed rate interest on the Mortgage Loans forming part of the Assets of the Series Trust.

               "Fixed Swap Administered Rate" means in relation to a Distribution Date, the amount determined in accordance with the following calculation and expressed as a percentage:

                                FRSA + OFRSA
                      (SII x --------------------) + FIE
                              FRSA + OFRSA + BSA             365
               FSAR = ------------------------------------ x ---
                                   FRSA                        n

               where:

               FSAR =  the Fixed Swap Administered Rate for that Distribution
                       Date;

               SII = the Short Term Investment Income in relation to that Distribution Date;

               FRSA = the Fixed Rate Swap Amount for the Calculation Period ending immediately before that Distribution Date; and

               OFRSA = the Other Fixed Rate Swap Amount for the Calculation
                       Period ending immediately before that Distribution Date;

               BSA = the Basis Swap Amount for the Calculation Period ending immediately before that Distribution Date;

               FIE = the Fixed Interest Earned in relation to that Distribution Date; and

               n = the number of days in the Swap Collection Period immediately preceding that Distribution Date.

               "Fixed Rate Prepayment Balance" means the amount then standing to the credit of the Eligible Account in respect of prepayments by Party A pursuant to Sections 17(a)(iii), (b)(i), (d)(i) or
               (f) and which has not been utilised pursuant to Section 2(f)(i) or repaid to Party A pursuant to Sections 17(d)(ii) or (g).

               "Fixed Rate Swap Amount" in relation to a Calculation Period means:

               (a) the aggregate Amounts Outstanding in relation to all Mortgage Loans (excluding Mortgage Loans being charged a variable rate), as certified by the Manager to the Trustee, as at the opening of business on the Determination Date falling within the preceding Calculation Period;

               (b) less the Other Fixed Rate Swap Amount in relation to that Calculation Period.

               "Fixed Rate Swap" means the Transaction entered into between Party A, Party B and the Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Manager) and each Transaction entered into pursuant to Section 16.;

               "Fixed Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a fixed rate of interest on that Reset Date, rounded up to four decimal places.;

               "Interest Rate Basis Cap" means the interest rate cap, if any, entered into between Party A, Party B and the Manager on or prior to the Closing Date.;

               "Master Trust Deed" means the Master Trust Deed dated 8 October 1997 between Party B (as Trustee) and the Manager, as amended from time to time.;

               "Other Fixed Rate Swap Amount" in relation to a Calculation Period means the aggregate Amounts Outstanding as at the opening of business on the Determination Date falling within the preceding Calculation Period in respect of each Mortgage Loan where a further Fixed Rate Swap has been entered into, and is then current, to hedge the interest rate risk in respect of the Mortgage Loan pursuant to Section 16(b).;

               "Outstanding Interest Rate Swap Prepayment Amount" means the sum of the then Basis Prepayment Balance and the then Fixed Rate Prepayment Balance.;

               "Prescribed Ratings" means:

               (a) in respect of the Fixed Rate Swaps, either a long term rating of A2 or a short term rating of P-1 or higher by Moody's, a short term rating of F1 by Fitch and either a long term rating of A or a short term rating of A-1 by S&P; and

               (b) in respect of the Basis Swap, short term ratings of P-1 by Moody's and F1 by Fitch and either a long term rating of A or a short term rating of A-1 by S&P.;

               "Series Supplement" means the Series Supplement dated on or about the date of this Agreement between Party A, Homepath Pty Limited, ABN 35 081 986 530, Party B and the Manager.;

               "Series Trust" means the Series 2002-1G Medallion Trust constituted by the Master Trust Deed and the Series Supplement.;

               "Short-Term Investment Income" in relation to a Distribution Date means interest and other income received by the Trustee during the Swap Collection Period immediately preceding that Distribution Date in respect of:

               (a) the moneys standing to the credit of the Collections Account (other than interest earned on the Collections Account during the Collections Period in respect of the Cash Advance Deposit or the Interest Rate Swap Provider Deposit as calculated, respectively, in accordance with clauses 8.6 and 8.8 of the Series Supplement);

               (b) amounts representing interest paid by the Servicer pursuant to clause 22.5 of the Series Supplement; and

               (c) Authorised Short-Term Investments held by the Series Trust (whether or not reinvested).;

               "Swap Collection Period" means:

               (a) with respect to the first Determination Date, the period commencing on (and including) the Closing Date and ending on (but excluding) that Determination Date; and

               (b) with respect to each subsequent Determination Date, the period commencing on (and including) the previous Determination Date and ending on (but excluding) that Determination Date.

               "Variable Interest Earned" in relation to a Distribution Date, and the Swap Collection Period ending immediately prior to that Distribution Date, means the aggregate of:

               . all debit entries made during that Swap Collection Period to the accounts established in the Servicer's records for the Mortgage Loans forming part of the Assets of the Series Trust representing interest charged at a variable rate (plus any interest off-set benefits in respect of Mortgage Interest Saver Accounts which represents amounts which, if not for the terms of the Mortgage Interest Saver Accounts, would have been so debited during that Swap Collection Period to those accounts to the extent paid by CBA pursuant to clause 15.4 of the Series Supplement and deposited to the Collections Account prior to that Distribution Date); and

               . the aggregate, as at the close of business on the last day of that Swap Collection Period, of all accrued but not charged variable rate interest on the Mortgage Loans forming part of the Assets of the Series Trust less the aggregate, as at the opening of business on the first day of that Swap Collection Period, of all accrued but not charged variable rate interest on the Mortgage Loans forming part of the Assets of the Series Trust.

               "Variable Swap Rate" means that the rate for a Reset Date will be the rate calculated by taking the weighted average of the interest rates charged in respect of each account established in the Mortgage Loan System for the Mortgage Loans charged a variable interest rate on that

               Reset Date, rounded up to four decimal places.

               "Weighted Margin" in relation to a Distribution Date means the amount, expressed as a percentage, determined by the following calculation:

    ( CA1 x CA1M ) + ( CA2 x CA2M ) + ( CB x CBM ) + ( RB x RBM ) + ( SR x SRM )
WM = ----             ----             ----          ----           ----
      TSA              TSA              TSA            TSA            TSA

               where:

               WM =   the Weighted Margin;

               CA1 = the A$ Equivalent of the aggregate Stated Amounts of the Class A-1 Notes on the Determination Date immediately preceding that Distribution Date;

               CA1M = the Spread specified in paragraph 5.2 of the
                      confirmations for the Class A-1 Currency Swaps on that Distribution Date;

               CA2 = the aggregate of the Stated Amounts of the Class A-2 Notes on the Determination Date immediately preceding that Distribution Date;

              CA2M = the Issue Margin in respect of the Class A-2 Notes during the Accrual Period ending immediately prior to that Distribution Date;

              CB = the aggregate of the Stated Amounts of the Class B Notes on the Determination Date immediately preceding that Distribution Date;

              CBA =   the Issue Margin in respect of the Class B Notes;

              RB = the aggregate of the Stated Amounts of the Redraw Bonds on the Determination Date immediately preceding that Distribution Date;

              RBM = the weighted average of the Issue Margins in respect of the Redraw Bonds outstanding on the Determination Date immediately prior to that Distribution Date during the Accrual Period ending immediately prior to that Distribution Date (based on the Stated Amounts of those Redraw Bonds);

              SR = the Standby Redraw Facility Principal on the Determination Date immediately preceding that Distribution Date;

              SRM =   the Drawdown Margin as defined in the Standby Redraw
                      Facility Agreement; and
              TSA =   the sum of CA1, CA2, CB, RB and SR.".

     (d)     Interpretation:

             (i)     references to time are references to Sydney time;

             (ii) a reference to "wilful default" in relation to Party B means, subject to

                Part 5(6)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

                A.     1)     arises as a result of a breach of a Transaction
                              Document by a person other than Party B or other than any other person referred to in Part 5(6)(d)
                              (iii) of this Schedule; and

                       2) the performance of the action (the nonperformance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

                B. as in accordance with a lawful court order or direction or is otherwise required by law; or

                C. is in accordance with any proper instruction or direction of:

                       1) the Secured Creditors given at a meeting (or deemed meeting) of Secured Creditors convened under the Security Trust Deed; or

                       2) the Investors given at a meeting convened under the Master Trust Deed;

             (iii) a reference to the "fraud", "negligence" or "wilful default" of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

             (iv) a reference to "neither party" will be construed as a reference to "no party"; and

             (v) a reference to "other party" will be construed as a reference to "other parties".

     (e) ISDA Definitions: The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc ("ISDA")) (the "2000 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

     (f) Inconsistency: Subject to Part 5(6)(a) of this Schedule, unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

             (i)     any Confirmation;
             (ii)    the Series Supplement;
             (iii)   the Master Trust Deed;
             (iv)    this Agreement; and
             (v)     the 2000 ISDA Definitions.

     (g)     Swap Transaction: Any reference to a:

             (i) "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

             (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.
     (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(7)  Limitation of Liability: Insert the following Section 15, after
     Section 14:

     "15.    Party B's Limitation of Liability

     (a) (Limitation on Party B's liability): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

     (b) (Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seek the appointment of a receiver (except in relation to Assets of the Series Trust), or a liquidator, or an administrator, or any similar person to Party B or prove in any liquidation, administration or similar arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

     (c) (Breach of Trust): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B's indemnification out of the Assets of the Series Trust, as a result of Party B's fraud, negligence or wilful default.

     (d) (Acts or omissions ): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of a representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any Relevant Person or any other person appointed by Party B under any Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

     (e) (No Obligation): The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.".

(8) Quarterly Swap Statement: Prior to each Distribution Date the Manager will prepare and deliver to Party A and Party B a quarterly payment notice containing the information specified in Annexure 3 of this Agreement.

(9) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(10) Interest Rate Swap Agreement: The parties acknowledge and agree that for the purposes of the Transaction Documents that this Agreement is an Interest Rate Swap Agreement and Party A is an Interest Rate Swap Provider.

(11)    Procedures for Entering into Transactions:

     (a) For the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B and the Manager two Confirmations substantially in the form set out in Annexure 1 and 2 respectively (or in such other form as may be agreed between Party A, Party B and the Manager), and Party B and the Manager must promptly then confirm the accuracy of and sign and return, or request the correction of each such Confirmation.

     (b) Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(12) Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Officer of that party.

(13)     Recorded Conversations: Each party:

     (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

     (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

     (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(14) Further Fixed Rate Swaps and Downgrading of Party A: Insert the following new Sections 16, 17, 18 and 19 after Section 15:

     "16.  Further Fixed Rate Swaps

           (a) If, pursuant to clause 16.6(j) of the Series Supplement, in order for the Servicer to permit a Conversion the Servicer requests the Manager (and the Manager directs Party B) to enter into a Fixed Rate Swap in accordance with this Section 16 for a maximum term not exceeding 10 years, Party B and the Manager will be deemed to have satisfied their respective obligations to enter into such Fixed Rate Swap if the calculation of the Fixed Rate Swap Amount for the purposes of a Fixed Rate Swap then existing includes the Amounts Outstanding in relation to the Mortgage Loans the subject of the Conversion.

           (b) If Section 16(a) does not apply and Party B and the Manager enter into one or more further Fixed Rate Swaps pursuant to clause 16.6(j) of the Series Supplement to hedge the interest rate risk of one or more Mortgage Loans the subject of a Conversion, each such further Fixed Rate Swap must:

                   (i) (Notional Amount): have a Notional Amount for each Calculation Period at least equal to the aggregate Amounts Outstanding as at the first day of the relevant Calculation Period in relation to the Mortgage Loans the subject of the Conversion which have the same fixed rate and End Date;

                   (ii) (Effective Date): have as an Effective Date the Distribution Date immediately following the last day of the Swap Collection Period in which the Conversion occurs;

                   (iii) (Termination Date ): have a scheduled Termination Date on or prior to the tenth anniversary of its Trade Date unless the Rating Agencies confirm that entering into the Fixed Rate Swap for a longer period will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; and

                   (iv) (Confirmation): in all other respects be confirmed as a Fixed Rate Swap in accordance with this Agreement and the sample Confirmation for Fixed Rate Swaps set out in Annexure 2 to this Agreement.

     The Spread applicable to the Floating Amounts, if any, in respect of each Fixed Rate Swap entered into following a Conversion shall be the Weighted Margin in respect of the relevant Distribution Date plus 0.71% per annum.

17. Ratings Downgrade of Party A - Fixed Rate Swaps: If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in relation to the Fixed Rate Swaps, Party A must:

     (a) (Fitch or Moody's ): where it ceases to have the Prescribed Ratings from Fitch or Moody's in relation to the Fixed Rate Swap:

             (i) within 30 Business Days of Party A ceasing to have such Prescribed Ratings if and while Party A has a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F2 by Fitch; or

             (ii) otherwise, and if sooner, within 5 Business Days of Party A ceasing to have a long term credit rating of at least A3 by Moody's and a short term credit rating of at least F2 by Fitch,

             (or such greater period as is agreed to in writing by each relevant Rating Agency), at its cost alone and at its election:

             (iii) provided that Party A then has assigned to it a short term credit rating of at least F2 by Fitch, lodge in an Eligible Account as a prepayment of its obligations in respect of the Fixed Rate Swaps an amount equal to the Fixed Rate Prepayment Amount as defined in Section 17(c); or

             (iv) enter into an agreement novating its rights and obligations under this Agreement in respect of the Fixed Rate Swaps to a replacement counterparty acceptable to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; or

             (v) enter into such other arrangements in respect of all Fixed Rate Swaps which are satisfactory to the Manager and which the Rating Agencies confirm in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities; and

     (b) (S&P): where it ceases to have the Prescribed Rating in relation to the Fixed Rate Swap from S&P at its cost alone:

             (i) immediately seek to enter into, and enter into by no later than 60 days after Party A ceases to have the Prescribed Ratings in respect of the Fixed Rate Swap from S&P, an agreement novating its rights and obligations under this Agreement in respect of the Fixed Rate Swap to a replacement counterparty which holds the Prescribed Ratings in respect of the Fixed Rate Swap and, if a transfer in accordance with this Section 17(b)(i) has not occurred within 30 days after Party A ceases to have the Prescribed Ratings in respect of the Fixed Rate Swap from S&P, lodge in an Eligible Account as a prepayment of its obligations in respect of the Fixed Rate Swaps an amount equal to the Fixed Rate Prepayment Amount as defined in
                     Section 17(c); or

             (ii) (if Party A is unable to effect a transfer in accordance with Section 17(b)(i) within 60 days of Party A ceasing to have the Prescribed Rating in respect of the Fixed Rate Swap from S&P or if Party A otherwise elects) enter into such other arrangements in respect of the Fixed Rate Swap which are satisfactory to the Manager and which each Rating Agency confirms in writing will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by it to the Notes.

     (c) (Fixed Rate Prepayment Amount): For the purposes of this Section 17 the Fixed Rate Prepayment Amount will be an amount equal to the greater of the following:

             (i) where Party A does not have the Prescribed Rating in respect of the Fixed Rate Swap from Fitch, an amount acceptable to Fitch and sufficient to maintain the credit ratings assigned to the Securities by Fitch immediately prior to the review of Party A's credit rating;

                      (ii) where Party A does not have the Prescribed Rating in respect of the Fixed Rate Swap from Moody's, an amount acceptable to Moody's and sufficient to maintain the credit ratings assigned to the Securities by Moody's immediately prior to the review of Party A's credit rating; and

                      (iii) where Party A does not have the Prescribed Rating in respect of the Fixed Rate Swap from S&P, the greater of:

                              A.     zero;

                              B.     CR;

                              C. an amount equal to 1 percent of the then Amounts Outstanding of all Mortgage Loans then being charged interest at a fixed rate; and

                              D. the net amount (if any) as determined by the Manager that is expected to be due by Party A to Party B in respect of the Fixed Rate Swap on the immediately following Distribution Date (calculated on the basis that there will be no prepayments made by the Mortgagors under the Mortgage Loans then being charged interest at a fixed rate and no conversion of the interest rate payable under any Mortgage Loan from a fixed rate to a variable rate or from a variable rate to a fixed rate during the relevant Swap Collection Period).

                              Where:
                                            CR = MM + V

                              "MM" means the aggregate of the mark-to-market value (whether positive or negative) of all Fixed Rate Swaps determined in accordance with Section 17(d) no earlier than 3 Business Days prior to the date that the Fixed Rate Prepayment Amount is lodged.

                              "V" means the volatility buffer, being the value calculated by multiplying the aggregate Notional Amounts (as defined in the relevant Confirmations) of the Fixed Rate Swaps at the most recent Distribution Date by the relevant percentage obtained from the following table:

--------------------------------------------------------------------------------
Where the period         Where the period         Where the period
between the date of      between the date of      between the date of
recalculation and the    recalculation and the    recalculation and the
weighted average of      weighted average of      weighted average of
the maturity dates of    the maturity dates of    the maturity dates of
the then fixed rate      the then fixed rate      the then fixed rate
periods in respect of    periods in respect of    periods in respect of
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mortgage Loans              Mortgage Loans              Mortgage Loans
forming part of the         forming part of the         forming part of the
Assets of the Series        Assets of the Series        Assets of the Series
Trust which are             Trust which are             Trust which are
charged a fixed rate        charged a fixed rate of     charged a fixed rate of
of interest is less than    interest is greater than    interest is greater than
or equal to 5 years         5 years and less than       10 years
                            or equal to 10 years
--------------------------------------------------------------------------------
1.5                         3.15                        6
-------------------------------------------------------------------------------


               (d) (Mark to Market Value): Party A must calculate the mark-to-market value of the Fixed Rate Swaps by obtaining 2 bids from counterparties with the Prescribed Ratings willing to provide the Fixed Rate Swaps in the absence of Party A. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

               (e) (Recalculation): Party A must recalculate the Fixed Rate Prepayment Amount (including the CR and the mark-to-market value) on a weekly basis. If:


                      (i) the recalculated Fixed Rate Prepayment Amount is greater than the immediately preceding Fixed Rate Prepayment Amount, Party A must make an additional prepayment in accordance with Section 17(a)(iii) or (b) (i) within 3 Business Days of such recalculation so that the Fixed Rate Prepayment Balance equals the recalculated Fixed Rate Prepayment Amount; or

                      (ii) the recalculated Fixed Rate Prepayment Amount is less than the immediately preceding Fixed Rate Prepayment Amount, Party B must upon the direction of the Manager withdraw an amount from the Eligible Account referred to in Section 17(a)
                              (iii) or (b)(i) and pay it to Party A within 3 Business Days of receiving notice of such recalculation so that the remaining Fixed Rate Prepayment Balance after such withdrawal equals the recalculated Fixed Rate Prepayment Amount.

               (f) (Interest): Interest will be payable by Party B on any prepayment by Party A under this Section 17 in accordance with clause 8.8 of the Series Supplement.

               (g) (Utilisation): If the Fixed Rate Prepayment Balance is applied towards an amount payable by Party A in accordance with Section 2(f) Party A must within 3 Business Days make an additional prepayment in accordance with Section 17(a)(iii) or (b)(i) equal to the amount so applied.

               (h) (Repayment): If Party A regains the Prescribed Rating in respect of the Fixed Rate Swaps Party B must, upon the direction of the Manager, repay to Party A the then Fixed Rate Prepayment Balance.

               (i) (Variation of Manner of Satisfaction): Notwithstanding that Party A has elected to satisfy its obligations pursuant to this
                      Section 17 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 17 (but will not be entitled to any additional grace period in relation to such a variation).

       18.     Downgrading of Party A - Basis Swap

               If, as a result of the reduction or withdrawal of its credit rating by a Rating Agency, Party A does not have the Prescribed Rating in respect of the Basis Swap, Party A must:

               (a) (30 Business Days): within 30 Business Days of Party A ceasing to have the Prescribed Rating if and while Party A has short term credit ratings of at least P-1 by Moody's and at least F2 by Fitch; or

               (b) (5 Business Days): otherwise, and if sooner, within 5 Business Days of Party A ceasing to have a short term credit rating of at least P-1 by Moody's and at least F2 by Fitch;

               (or such greater period as is agreed to in writing by each relevant Rating Agency) (the "Posting Period"), at its cost alone and at its election:

               (c)    (Prepayment):

                      (i) on or before the last day of the Posting Period, pay to Party B as a prepayment of its obligations under the Basis Swap for the then Calculation Period, the net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period; and

                      (ii) on each of the following Distribution Dates, pay to Party B as a prepayment of its obligations under the Basis Swap for the Calculation Period commencing on each such Distribution Date, the net amount (if any) that is expected to be due by Party A to Party B at the end of that Calculation Period less the then Basis Prepayment Balance at the end of that Distribution Date, as determined by the Manager, by depositing such net amount (if any) into the Collections Account in cleared funds; or

               (d) (Other arrangements): enter into some other arrangement satisfactory to the Manager and Party B which the Rating Agencies confirm will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

               A prepayment on the first day of any Calculation Period by Party A under Section 18(c) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap for the Calculation Period commencing on that Distribution Date. Notwithstanding that Party A has elected to satisfy its obligations pursuant to this Section 18 in a particular manner, it may subsequently and from time to time vary the manner in which it satisfies its obligations pursuant to this Section 18 (but will not be entitled to any additional grace period in relation to such a variation). Interest will be payable by Party B on any prepayment by Party A under this
               Section 18 in accordance with clause 8.8 of the Series
               Supplement.

       19.     Securities Repaid

               On the date that the Invested Amount in respect of the Securities has been reduced to zero, or the Securities are redeemed in full or are deemed to have been redeemed in full under the Series Supplement, whichever is the earlier, Party A's obligations under Sections 17 and 18 will cease and Party B must pay to Party A on that date the Outstanding Interest Rate Swap Prepayment Amount and interest on such payment."

(15)   Transfer:

       Section 7 is replaced with:

       "7.     Essential term: Transfer

       (a) Neither the interests nor the obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust (other than the Series Trust or the trusts created pursuant to any Credit Support Document in relation to Party B) or other fiduciary obligation. Any action by a party which purports to do any of these things is void.

       (b)     Nothing in this Section 7:

               (i) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the extent necessary to permit such transfer;

               (ii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction) including, but not limited to, for the purposes of giving effect to a transfer under Section 6(b)(ii);

               (iii) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); or

               (iv) restricts Party B from granting security over a Transaction or this Agreement pursuant to any Credit Support Document in relation to Party B,

               provided that the Rating Agencies have confirmed that such transfer, variation or assignment by way of security (as the case may be) will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

       (c) Each party acknowledges that the other party enters into this Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is essential to the terms of this Agreement(including each Transaction).".

(16)   Knowledge or Awareness

       Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party's (or a Related Body Corporate of that party's) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18)   Interest Rate Basis Cap
       The parties agree that any Interest Rate Basis Cap entered into between them pursuant to clause 16.6(k) of the Series Supplement will be entered into as a transaction governed by the terms of this Agreement.

(19)   Amendment to this Agreement
       The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

Annexure 1
Form of confirmation for Basis Swap - Series 2002-1G Medallion Trust

                      [Commonwealth Bank of Australia Letterhead]


[DATE]

To:   Perpetual Trustee Company Limited     Securitisation Advisory Services
                                            Pty Limited
      ABN 42 000 001 007                    ABN 88a 064 133 946
      as trustee of the Series Trust        Level 6
      Level 7                               48 Martin Place
      9 Castlereagh Street                  SYDNEY NSW 2000
      SYDNEY NSW 2000
                                            Attention: Manager, Securitisation
      Attention:  Manager, Securitisation Services

Swap Confirmation - Basis Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of [            ], as amended, novitiate or
supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:                          [   ]

Trade Date:                             [   ]

Effective Date:                         [   ]

Termination Date:                       Means the earlier of:

                                        (a)     the Call Date but only if:

                                                (i)     the Issue Margins (as
                                                        defined in the US
                                                        Dollar Note Conditions
                                                        in respect of the Class
                                                        A-1 Notes) in respect
                                                        of the Class A-1 Notes
                                                        and Class A-2 Notes
                                                        increase as and from
                                                        the Call Date; and

                                               (ii)     the weighted average
                                                        Mortgage Rate
                                                        applicable to the
                                                        Mortgage Loans forming
                                                        part of the Assets of
                                                        the Series Trust which
                                                        are charged interest at
                                                        a variable rate is
                                                        equal to or greater
                                                        than the then Threshold
                                                        Rate;

                                        (b)         the date that all the
                                                Securities have been redeemed
                                                in full; and

                                        (c)         the Termination Date for the
                                                Series Trust,

                                        subject to the Following Business Day
                                        Convention

Notional Amount:                        With respect to each Calculation
                                        Period means the Basis Swap Amount for
                                        that Calculation Period

Floating Administered Rate
Amounts:

  Floating Administered Rate            Party B
  Payer:

  Floating Administered Rate            Each Distribution Date
  Payer Payment Dates:

  Floating Rate Option:                 Basis Swap Administered Rate in
                                        relation to the Distribution Date

  Floating Rate Day Count               Actual/365 (Fixed)
  Fraction:

Floating BBSW Weighted Rate
Amounts:

  Floating BBSW Rate Payer:             Party A

  Floating BBSW Rate Payer              Each Distribution Date
  Payment Dates:

  Floating Rate Option:                 Bank Bill Rate for the Accrual Period
                                        corresponding to the Calculation Period

  Spread: Weighted Margin in respect of the relevant Distribution Date plus 0.71% per annum

  Floating Rate Day Count               Actual/365 (Fixed)
  Fraction:

Business Day:                           Sydney

Business Day Convention:                Following

Calculation Agent:                      The Manager

Other Provisions:                       For the purposes of the Agreement, the
                                        Transaction to which this Confirmation
                                        relates is the Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL       SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000         COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series 2002-1G   ABN 48 123 123 124
Medallion Trust


By:     _____________________________       By:     ____________________________
        (Authorised Officer)                        (Authorised Officer)

Name:   _____________________________       Name:   ____________________________

Title:  _____________________________       Title:  ____________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946


By:     _____________________________
        (Authorised Officer)

Name:   _____________________________

Title:  _____________________________

Annexure 2
Form of Confirmation for Fixed Rate Swaps - Series 2002-1G Medallion Trust

             [Commonwealth Bank of Australia Letterhead]


[DATE]

To:     Perpetual Trustee Company Limited    Securitisation Advisory Services
                                              Pty. Limited
        ABN 42 000 001 007                   ABN 88 064 133 946
        as trustee of the Series Trust       Level 6
        Level 7                              48 Martin Place
        9 Castlereagh Street                 SYDNEY   NSW   2000
        SYDNEY  NSW  2000
                                             Attention: Manager, Securitisation
        Attention:  Manager, Securitisation Services

Swap Confirmation - Fixed Rate Swap

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992
ISDA Master Agreement dated as of [            ], as amended, novitiate or and
supplemented from time to time (the "Agreement"), between Commonwealth Bank of Australia, ABN 48 123 123 124 ("Party A"), Perpetual Trustee Company Limited as trustee of the Series Trust ("Party B") and Securitisation Advisory Services Pty. Limited (the "Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Our Reference:             [         ]

Trade Date:                [         ]

Effective Date:            [         ]

Termination Date:          Means the earlier of:
                           (a)     the date that all the Securities have been
                                   redeemed in full; and
                           (b)     the Termination Date for the Series Trust,
                                   subject to the Following Business Day
                                   Convention

Notional Amount:           With respect to each Calculation Period means the
                           Fixed Rate Swap Amount for that Calculation Period

Fixed Amounts:

   Fixed Rate Payer:       Party B

   Fixed Rate Payment      Each Distribution Date
   Dates:

   Fixed Rate::            The Fixed Swap Administered Rate in relation to the
                           Distribution Date

   Fixed Rate Day Count    Actual/365 (Fixed)
   Fraction:

Floating Amounts:

   Floating Rate Payer:    Party A

   Floating Rate Payer     Each Distribution Date
   Payment Dates:

   Floating Rate Option:   Bank Bill Rate for the Accrual Period corresponding
                           to the Calculation Period

   Spread: Weighted Margin in respect of the relevant Distribution Date plus 0.71% per annum

   Floating Rate Day Count Actual/365 (Fixed)
   Fraction:

Business Day:              Sydney

Business Day Convention:   Following

Calculation Agent:         The Manager

Other Provisions:          For the purposes of the Agreement, the Transaction
                           to which this Confirmation relates is the Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL      SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000        COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Series 2002-1G  ABN 48 123 123 124
Medallion Trust


By:    ____________________________        By:    ____________________________
       (Authorised Officer)                       (Authorised Officer)

Name:  ____________________________        Name:  ____________________________

Title: ____________________________        Title: ____________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946


By:    ____________________________
        (Authorised Officer)

Name:  ____________________________

Title: ____________________________

Annexure 3
Quarterly Payment Notice - Series 2002-1G Medallion Trust

To:       Commonwealth Bank Of Australia, ABN 48  123 123 124 ("Party A")

And To: Perpetual Trustee Company Limited, ABN 42 000 001 007, as trustee of the Series Trust, ("Party B")

From: Securitisation Advisory Services Pty. Limited, ABN 88 064 133 946 (the "Manager")

ISDA MASTER AGREEMENT dated [                          ] between Party A,
Party B andthe Manager (the "Agreement")

Determination Date:

The Manager has determined and gives notice of the following:

1.   Basis Swap

     (a)  Notional Amount for the current Calculation Period:

     (b) Basis Swap Administered Rate for the current Calculation Period just ended:

2.   Fixed Rate Swap

     (a)  Notional Amount for the current Calculation Period:

     (b) Fixed Rate Administered Rate for the current Calculation Period just ended:

3.   Rate Set

     (a)  Bank Bill Rate for the current Calculation Period:

     (b)  Weighted Margin for the current Calculation Period:

4.   Net Break Receipts and Payments

     (a)  The Net Break Receipt (if any) in respect of the Determination Date:

     (b)  The Net Break Payment (if any) in respect of the Determination Date:

5.   Net Amount

     (a) Net amount due for payment by Party A on the immediately following Payment Date:

     (b) Net amount due for payment by Party B on the immediately following Payment Date:

Terms used and not otherwise defined in this notice have the same meaning as in the Agreement, as amended, supplemented or novated from time to time.

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:    _______________________________
       (Authorised Officer)

Name:  _______________________________

Title: _______________________________